THE ARBITRAGE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated October 27, 2017 to the Statement of Additional Information dated

September 30, 2017

The following information is added to the end of paragraph number (5) under “NON-FUNDAMENTAL INVESTMENT POLICIES” on pages 30-31 of the Statement of Additional Information:

Each Fund’s shares may be purchased by other investment companies, including other Funds of the Trust.  For so long as a Fund invests in or accepts investments by other affiliated investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Please retain this Supplement for future reference.